CERTIFICATION PURSUANT TO

18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q ("Form 10-Q") of  ALL STATE PROPERIES HOLDINGS, INC.,  (the "Company") for the quarterly period ended March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof, I, Joseph Meuse, President and President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)  The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)  The information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph Meuse

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Joseph Meuse

President and Chief Executive Officer

May 18, 2009